SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

Republic Airways Holdings Inc.

(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

2500 S. High School Road, Suite 160
Indianapolis, IN 46241
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (317) 484-6000

None.

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.                 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)           Financial Statements.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits

99.1.        Press Release of Republic Airways Holdings Inc. (the “Company”) issued on July 22, 2004, relating to its second quarter 2004 results.

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 22, 2004, the Company announced its results of operations for the quarter and the six months ended June 30, 2004.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.
(Registrant)

	By:	/s/ Robert H. Cooper
Robert H. Cooper
Chief Financial Officer

Dated: July 22, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Republic Airways Holdings Inc. (the “Company”) issued on July 22, 2004, relating to its second quarter 2004 results.